Exhibit 10.6(f)
CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 6

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION

This Amendment No. 6 (hereinafter referred to as the “Amendment”) is entered into as of April 11th, 2017 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 family aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect, among other things, the rescheduling of certain aircraft.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

1     DEFINITIONS

1.1	Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:

QUOTE

PW1127G-JM Propulsion System – replaces the term “PW 1127G Propulsion Systems” defined in Clause 3.2.3 of the Agreement.

Exhibit 10.6(f)

CFM LEAP 1A26 Propulsion System – replaces the term “CFM LEAP X-1A26 Propulsion System” defined in Clause 3.2.2 of the Agreement.

CFM Propulsion System – the CFM 56-5B3/3 Propulsion System as set out in Clause 3.2.5 of the Agreement.

CFM Propulsion Systems Reference Price (CEO) – as defined in Part 5 of Exhibit C to the Agreement.

Propulsion System – the CFM LEAP 1A24 Propulsion System, the CFM LEAP 1A26 Propulsion System, the CFM LEAP 1A32 Propulsion System, the CFM LEAP 1A33 Propulsion System, the IAE V2527-A5 Propulsion Systems, the IAE V2533-A5 Propulsion Systems, the CFM 56-5B3/3 Propulsion System, the PW1124G-JM Propulsion System, the PW1127G-JM Propulsion System and the PW1133G-JM Propulsion System, as applicable.

Scheduled Delivery Period – for each Aircraft, the Scheduled Delivery Year, Scheduled Delivery Quarter or Scheduled Delivery Month of such Aircraft, as applicable.

UNQUOTE

2    INTENTIONALLY LEFT BLANK
3    INTENTIONALLY LEFT BLANK
4    INTENTIONALLY LEFT BLANK
5    DELIVERY

5.1	The Scheduled Delivery Period for the Converted A321 NEO Aircraft bearing CACiD number 402135 is hereby amended from [***] 2018 to [***] 2019.

5.2	The Scheduled Delivery Period for the Converted A321 NEO Aircraft bearing CACiD number 402136 is hereby amended from [***] 2018 to [***] 2019.

5.3	The Scheduled Delivery Period for the Incremental A321 NEO Aircraft bearing CACiD number 10002778 is hereby amended from [***] 2018 to [***] 2019.

5.4	The Scheduled Delivery Period for the Additional A321 Aircraft bearing CACiD number 10054097 is hereby amended from [***] 2019 to [***] 2018.

Exhibit 10.6(f)

5.5	The Scheduled Delivery Period for the Additional A321 Aircraft bearing CACiD number 10054098 is hereby amended from [***] 2019 to [***] 2018.

5.6	The Scheduled Delivery Period for the Additional A321 Aircraft bearing CACiD number 10054099 is hereby amended from [***] 2019 to [***] 2018.

5.7	The Scheduled Delivery Period for the Converted A321 NEO Aircraft bearing CACiD number 402138 is hereby amended from [***] 2019 to [***] 2023.

5.8	The Scheduled Delivery Period for the Converted A321 NEO Aircraft bearing CACiD number 402133 is hereby amended from [***] 2019 to [***] 2023.

5.9	The Scheduled Delivery Period for the Converted A321 NEO Aircraft bearing CACiD number 402139 is hereby amended from [***] 2019 to [***] 2023.

5.10	Schedule 1 to the Agreement is deleted in its entirety and replaced by the Amended and Restated Schedule 1 (the “Amended and Restated Schedule 1”) attached hereto as Appendix 1.

5.11	It shall be the Buyer’s sole responsibility to ensure, without any intervention necessary from the Seller, that all of the BFE Suppliers are notified of and accept the rescheduling set forth in Clauses 5.1 to 5.10 above without the Seller incurring any costs, losses, expenses, additional obligations, penalties, damages or liabilities of any kind by reason of such rescheduling, and the Buyer will indemnify and hold the Seller harmless against any and all of such costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

Exhibit 10.6(f)

5.12	The Buyer shall enter into discussions directly with the relevant Propulsion System manufacturer to amend the relevant propulsion systems agreement(s) in order to reflect the rescheduling set out in Clauses 5.1 to 5.10 above and will indemnify and hold the Seller harmless against any and all costs, losses, expenses, obligations, penalties, damages or liabilities so incurred by the Seller in the event that the Buyer fails to perform its obligations as set out under this Clause 5.12 unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

6     INTENTIONALLY LEFT BLANK

7     OTHER AMENDMENTS

7.1	Letter Agreement No. 5H (A321 Aircraft Performance Guarantee – (CFM 56-5B3/3 engines)), as appended to Appendix 3 to this Amendment, shall be incorporated into and deemed an integral part of Letter Agreement No. 5 to the Agreement.

7.2	Clause 22.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

22.2    Notices

22.2.1	All notices and requests required or authorized hereunder will be given in writing either by personal delivery to an authorized officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile, the date on which sent, will be deemed to be the effective date of such notice or request.

The Seller will be addressed at:

Airbus S.A.S.
Attention: Senior Vice President Contracts
1, Rond Point Maurice Bellonte
31707 Blagnac Cedex,
France

Exhibit 10.6(f)

The Buyer will be addressed at:

JetBlue Airways Corporation
Attention: Executive Vice President and General Counsel
27-01 Queens Plaza North
Long Island City,
New York 11101
United States of America
Fax: +1-718-709-3631

From time to time, the party receiving the notice or request may designate another address or another person.

22.2.2	Notwithstanding the foregoing, the Seller and the Buyer agree that the following notices may alternatively be given to the Buyer in writing, by way of an email (in lieu of a physical copy) sent to the Buyer:

(a)	notice of the date when the Technical Acceptance Process of the Aircraft will commence, as provided for under Clause 8.1.2 of the Agreement, and

(b)	notice of the Scheduled Delivery Quarter and Scheduled Delivery Month of the Aircraft, as applicable, as provided for under Clauses 9.1.1 and 9.1.2 of the Agreement, and

(c)	notice of the anticipated week on which the Aircraft will be Ready for Delivery, as provided for under Clause 9.1.3 of the Agreement, and

(d)	notice of the anticipated date on which the Aircraft will be Ready for Delivery, as provided for under Clause 9.1.4 of the Agreement;

each such notice being individually and collectively referred to as the “Aircraft Notice”.

Aircraft Notice(s) may be sent to the Buyer by email, to the following addressees, at the following email addresses:

Exhibit 10.6(f)

•	Steve Priest, Executive Vice President and Chief Financial Officer, steve.priest@jetblue.com;

•	Ursula Hurley, Director Assistant Treasurer, ursula.hurley@jetblue.com;

•	Dora Habachy, Corporate and Compliance Counsel, dora.habachy@jetblue.com;

•	Adam Schless, Director Aircraft Trans. & International Counsel, adam.schless@jetblue.com;

•	Mahendra Patel, Technical Support Manager, mahendra.patel@jetblue.com;

•	Robert Kircher, Airbus Fleet Captain, robert.kircher@jetblue.com; and

•	treasury@jetblue.com.

From time to time, the Buyer may modify the above list by sending notice of such changes to the Seller in writing, including by email.

The date on which the Seller sends an Aircraft Notice by email to the Buyer shall be deemed to be the date of such Aircraft Notice and shall be taken into consideration for the purposes of the Seller’s notification obligations under Clauses 8.1.2, 9.1.1, 9.1.2, 9.1.3 and 9.1.4 of the Agreement.

The Buyer shall promptly confirm receipt of such Aircraft Notice by return email to the sender. Buyer’s failure to acknowledge receipt of an Aircraft Notice shall in no event impact the validity or sufficiency of such email notification, and by sending an Aircraft Notice to the Buyer by email as provided for hereabove, the Seller shall be deemed to have satisfied in full its obligations under the Agreement.

Should the Seller receive an automatic delivery failure email from more than three (3) of the above listed addressees when sending an Aircraft Notice by email to the Buyer as provided for under

Exhibit 10.6(f)
Clause 22.2.2, the Seller shall send such Aircraft Notice by personal delivery, commercial courier, certified air mail or facsimile as provided for in Clause 22.2.1 above.

UNQUOTE

7.3    The second paragraph of Clause 5.3.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

[***]

UNQUOTE

8     OTHER COMMERCIAL TERMS

8.1	Any and all Predelivery Payments [***] described in Clauses 5.1 to 5.9 herein [***].

8.2	Clauses 8.6 and 8.7 of Amendment No. 4 to the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

8.6	[***]

8.7	[***]

UNQUOTE

8.3	Notwithstanding Clause 2.3 of the Agreement, the Additional A321 Airframe shall be equipped with either a set of two (2) IAE V2533-A5 engines or a set of two (2) CFM 56-5B3/3 engines, as further specified in this Clause 8.

Exhibit 10.6(f)

8.4	The provision between the words “QUOTE” and “UNQUOTE” below shall be added at the end of Clause 3.2 of the Agreement:

QUOTE

3.2.5	The base price of a set of two (2) CFM 56-5B3/3 engines (the “CFM 56-5B3/3 Propulsion System”) is:

USD $[***]

(US Dollars – [***])

The Base Price of the CFM 56-5B3/3 Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the CFM Propulsion Systems Reference Price (CEO), as set forth in Part 5 of Exhibit C to the Agreement.

UNQUOTE

8.5	Clause 8.9 of Amendment No. 4 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

8.9.1	The Buyer hereby irrevocably selects IAE V2533-A5 engines as the Propulsion System for all Additional A321 Aircraft delivering until [***].

8.9.2	The Buyer shall select the Propulsion System for all Additional A321 Aircraft delivering from (and including) [***], no later than [***].

The selection of CFM 56-5B3/3 Propulsion System by the Buyer for any applicable Additional A321 Aircraft is subject to prior execution of the corresponding CFM performance guarantee as attached in Appendix 3 to this Amendment (A321 Aircraft Performance Guarantee – (CFM 56-5B3/3 engines)).

UNQUOTE

Exhibit 10.6(f)

8.6	Part 5 of Exhibit C (CFM International Price Revision Formula (CEO)), as appended to Appendix 2 to this Amendment, shall be incorporated into and deemed an integral part of Exhibit C to the Agreement.

8.7	[***].

8.8	With respect to the certification of [***] seat with [***] IFE combination on jetBlue A320 Family aircraft, subject to (a) the Buyer [***], and (b) the Buyer [***], the Seller hereby confirms that:

(i)	The Seller shall [***], and

(ii)	The Seller shall [***].

9	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon its execution.

Exhibit 10.6(f)

10	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

11	ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 11 will be void and of no force or effect.

12	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

13	INTERPRETATION AND LAW

This Amendment is subject to the Interpretation and Law provisions set forth in Clause 22.6 of the Agreement.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.

JETBLUE AIRWAYS CORPORATION                     AIRBUS S.A.S.

By: /s/ Steve Priest                             By: /s/ Christophe Mourey
Its: Chief Financial Officer                         Its: Senior Vice President

Exhibit 10.6(f)

Exhibit 10.6(f)
APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

Appendix 1
to
Amendment No. 6

Amended and Restated
Schedule 1

Exhibit 10.6(f)

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
1	159 908	122	Group 1 A320 Aircraft	[***]	2011
2	159 942	123	Group 1 A320 Aircraft	[***]	2012
3	159 943	124	Group 1 A320 Aircraft	[***]	2012
4	159 950	125	Group 1 A320 Aircraft	[***]	2012
5	159 951	126	Group 1 A320 Aircraft	[***]	2012
6	159 923	127	Group 1 A320 Aircraft	[***]	2012
7	159 924	128	Group 1 A320 Aircraft	[***]	2012
8	159 925	129	Group 1 A320 Aircraft	[***]	2012
9	159 939	130	A320 Backlog Aircraft	[***]	2013
10	159 960	131	A320 Backlog Aircraft	[***]	2013
11	159 961	132	A320 Backlog Aircraft	[***]	2013
12	159 962	133	A321 Backlog Aircraft	[***]	2013
13	159 963	134	A321 Backlog Aircraft	[***]	2013
14	159 964	135	A321 Backlog Aircraft	[***]	2013
15	159 965	136	A321 Backlog Aircraft	[***]	2013
16	159 916	137	A321 Backlog Aircraft	[***]	2014
17	159 940	138	A321 Backlog Aircraft	[***]	2014
18	159 941	139	A321 Backlog Aircraft	[***]	2014
19	159 944	140	A321 Backlog Aircraft	[***]	2014
20	159 945	141	A321 Backlog Aircraft	[***]	2014
21	159 946	142	A321 Backlog Aircraft	[***]	2014
22	159 947	143	A321 Backlog Aircraft	[***]	2014
23	159 948	144	A321 Backlog Aircraft	[***]	2014
24	159 949	145	A321 Backlog Aircraft	[***]	2014
25	159 956	146	A321 Backlog Aircraft	[***]	2015
26	159 957	147	A321 Backlog Aircraft	[***]	2015
27	159 958	148	A321 Backlog Aircraft	[***]	2015
28	159 959	149	A321 Backlog Aircraft	[***]	2015
29	159 929	150	A321 Backlog Aircraft	[***]	2015
30	159 930	151	A321 Backlog Aircraft	[***]	2015
31	159 931	152	A321 Backlog Aircraft	[***]	2015

Exhibit 10.6(f)

32	159 932	153	A321 Backlog Aircraft	[***]	2015
33	159 933	154	A321 Backlog Aircraft	[***]	2015
34	10002716	155	Incremental A321 Aircraft	[***]	2015
35	159 920	156	A321 Backlog Aircraft	[***]	2015
36	10002752	157	Incremental A321 Aircraft	[***]	2015

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
37	159 911	158	A321 Backlog Aircraft	[***]	2016
38	159 912	159	A321 Backlog Aircraft	[***]	2016
39	159 917	160	A321 Backlog Aircraft	[***]	2016
40	159 918	161	A321 Backlog Aircraft	[***]	2016
41	159 926	162	A321 Backlog Aircraft	[***]	2016
42	159 927	163	A321 Backlog Aircraft	[***]	2016
43	159 928	164	A321 Backlog Aircraft	[***]	2016
44	159 952	165	A321 Backlog Aircraft	[***]	2016
45	159 953	166	A321 Backlog Aircraft	[***]	2016
46	159 934	167	A321 Backlog Aircraft	[***]	2016
47	159 922	168	Converted A321 Backlog Aircraft	[***]	2017
48	159 954	169	Converted A321 Backlog Aircraft	[***]	2017
49	159 955	170	Converted A321 Backlog Aircraft	[***]	2017
50	159 921	171	Converted A321 Backlog Aircraft	[***]	2017
51	104 440	172	Converted A321 Backlog Aircraft	[***]	2017
52	104 442	173	Converted A321 Backlog Aircraft	[***]	2017
53	10054088	249	Additional A321 Aircraft	[***]	2017
54	159 909	174	Converted A321 Backlog Aircraft	[***]	2017
55	10054089	250	Additional A321 Aircraft	[***]	2017
56	10002770	175	Incremental A321 Aircraft	[***]	2017

Exhibit 10.6(f)

57	10054090	251	Additional A321 Aircraft	[***]	2017
58	10002771	176	Incremental A321 Aircraft	[***]	2017
59	10054091	252	Additional A321 Aircraft	[***]	2017
60	10002772	177	Incremental A321 Aircraft	[***]	2017
61	10054092	253	Additional A321 Aircraft	[***]	2017
62	159 910	178	Converted A321 Backlog Aircraft	[***]	2018
63	10054093	254	Additional A321 Aircraft	[***]	2018
64	10054100	261	Additional A321 Aircraft	[***]	2018
65	10054101	262	Additional A321 Aircraft	[***]	2018
66	10054102	263	Additional A321 Aircraft	[***]	2018
67	10054097	258	Additional A321 Aircraft	[***]	2018
68	10054098	259	Additional A321 Aircraft	[***]	2018
69	10054094	255	Additional A321 Aircraft	[***]	2018
70	10054099	260	Additional A321 Aircraft	[***]	2018
71	10054095	256	Additional A321 Aircraft	[***]	2018
72	10054096	257	Additional A321 Aircraft	[***]	2018

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
73	402 132	179	Converted A321 NEO Aircraft	[***]	2019
74	10002778	184	Incremental A321 NEO Aircraft	[***]	2019
75	402 137	185	Converted A321 NEO Aircraft	[***]	2019
76	402 135	182	Converted A321 NEO Aircraft	[***]	2019
77	402 136	183	Converted A321 NEO Aircraft	[***]	2019
78	10002779	190	Incremental A321 NEO Aircraft	[***]	2019
79	10002780	191	Incremental A321 NEO Aircraft	[***]	2019
80	402 134	181	Converted A321 NEO Aircraft	[***]	2019
81	402 141	189	Converted A321 NEO Aircraft	[***]	2019
82	402 140	188	Converted A321 NEO Aircraft	[***]	2019
83	10002782	193	Incremental A321 NEO Aircraft	[***]	2019
84	10002783	194	Incremental A321 NEO Aircraft	[***]	2019

Exhibit 10.6(f)

85	10002784	195	Incremental A321 NEO Aircraft	[***]	2019
86	10002781	192	Incremental A321 NEO Aircraft	[***]	2019
87	10002785	196	Incremental A321 NEO Aircraft	[***]	2019
88	10002786	197	Incremental A321 NEO Aircraft	[***]	2019
89	10002787	198	Incremental A321 NEO Aircraft	[***]	2019
90	10002788	199	Incremental A321 NEO Aircraft	[***]	2019
91	10002756	200	A321 NEO Aircraft	[***]	2020
92	10002760	201	A321 NEO Aircraft	[***]	2020
93	10002764	202	A321 NEO Aircraft	[***]	2020
94	10002789	203	Incremental A321 NEO Aircraft	[***]	2020
95	10002790	204	Incremental A321 NEO Aircraft	[***]	2020
96	10002791	205	Incremental A321 NEO Aircraft	[***]	2020
97	10002792	206	Incremental A321 NEO Aircraft	[***]	2020
98	10054124	264	Additional A321 NEO Aircraft	[***]	2020
99	10009793	207	Incremental A321 NEO Aircraft	[***]	2020
100	10002794	208	Incremental A321 NEO Aircraft	[***]	2020
101	402 142	209	A320 NEO Aircraft	[***]	2020
102	402 143	210	A320 NEO Aircraft	[***]	2020
103	10054125	265	Additional A321 NEO Aircraft	[***]	2020
104	402 144	211	A320 NEO Aircraft	[***]	2020
105	402 145	212	A320 NEO Aircraft	[***]	2020
106	402 146	213	A320 NEO Aircraft	[***]	2020
107	402 147	214	A320 NEO Aircraft	[***]	2020
108	10054126	266	Additional A321 NEO Aircraft	[***]	2020

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
109	402 151	215	A320 NEO Aircraft	[***]	2021
110	402 152	216	A320 NEO Aircraft	[***]	2021
111	402 153	217	A320 NEO Aircraft	[***]	2021
112	402 154	218	A320 NEO Aircraft	[***]	2021
113	10054127	267	Additional A321 NEO Aircraft	[***]	2021
114	402 155	219	A320 NEO Aircraft	[***]	2021

Exhibit 10.6(f)

115	402 156	220	A320 NEO Aircraft	[***]	2021
116	402 157	221	A320 NEO Aircraft	[***]	2021
117	402 158	222	A320 NEO Aircraft	[***]	2021
118	10054128	268	Additional A321 NEO Aircraft	[***]	2021
119	402 159	223	A320 NEO Aircraft	[***]	2021
120	402 160	224	A320 NEO Aircraft	[***]	2021
121	402 161	225	A320 NEO Aircraft	[***]	2021
122	402 162	226	A320 NEO Aircraft	[***]	2021
123	10054129	269	Additional A321 NEO Aircraft	[***]	2021
124	402 163	227	A320 NEO Aircraft	[***]	2021
125	402 164	228	A320 NEO Aircraft	[***]	2021
126	402 165	229	A320 NEO Aircraft	[***]	2021
127	402 166	230	A320 NEO Aircraft	[***]	2021
128	10054130	270	Additional A321 NEO Aircraft	[***]	2021
129	402 148	231	A320 NEO Aircraft	[***]	2022
130	402 149	232	A320 NEO Aircraft	[***]	2022
131	402 150	233	A320 NEO Aircraft	[***]	2022
132	10002765	234	A321 NEO Aircraft	[***]	2022
133	10054131	271	Additional A321 NEO Aircraft	[***]	2022
134	10002766	235	A321 NEO Aircraft	[***]	2022
135	10002767	236	A321 NEO Aircraft	[***]	2022
136	10002768	237	A321 NEO Aircraft	[***]	2022
137	10002769	238	A321 NEO Aircraft	[***]	2022
138	10054132	272	Additional A321 NEO Aircraft	[***]	2022
139	10002773	239	A321 NEO Aircraft	[***]	2022
140	10002774	240	A321 NEO Aircraft	[***]	2022
141	402 127	241	A321 NEO Aircraft	[***]	2022
142	402 128	242	A321 NEO Aircraft	[***]	2022
143	10054133	273	Additional A321 NEO Aircraft	[***]	2022
144	402 129	243	A321 NEO Aircraft	[***]	2022

CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year

Exhibit 10.6(f)

145	402 130	244	A321 NEO Aircraft	[***]	2022
146	402 131	245	A321 NEO Aircraft	[***]	2022
147	10002775	246	Incremental A321 NEO Aircraft	[***]	2022
148	10054134	274	Additional A321 NEO Aircraft	[***]	2022
149	10002776	247	Incremental A321 NEO Aircraft	[***]	2023
150	10054135	275	Additional A321 NEO Aircraft	[***]	2023
151	402 138	186	Converted A321 NEO Aircraft	[***]	2023
152	10054136	276	Additional A321 NEO Aircraft	[***]	2023
153	402 133	180	Converted A321 NEO Aircraft	[***]	2023
154	10002777	248	Incremental A321 NEO Aircraft	[***]	2023
155	10054137	277	Additional A321 NEO Aircraft	[***]	2023
156	10054138	278	Additional A321 NEO Aircraft	[***]	2023
157	402 139	187	Converted A321 NEO Aircraft	[***]	2023

Exhibit 10.6(f)
APPENDIX 2

PART 5 TO EXHIBIT C

Appendix 2
to
Amendment No. 6

Part 5 to Exhibit C to the Agreement

CFM INTERNATIONAL
PRICE REVISION FORMULA (CEO)

Exhibit 10.6(f)
APPENDIX 3

LETTER AGREEMENT NO. 5H

Appendix 3
to
Amendment No. 6

A321 AIRCRAFT PERFORMANCE GUARANTEE –
(CFM 56-5B3/3 ENGINES)

PART 5	CFM INTERNATIONAL PRICE REVISION FORMULA (CEO)
(APPLICABLE TO ENGINES ON ADDITIONAL A321 AIRCRAFT AS RELEVANT)

5.1	Propulsion Systems Reference Price

The “Reference Price” for a set of two (2)

CFM INTERNATIONAL CFM 56-5B3/3 engines is US$ [***] (US dollars – [***]).

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 5.4 and 5.5 of this Exhibit C.

5.2	REFERENCE PERIOD

The above Reference Price has been established in accordance with the economical conditions prevailing for a theoretical delivery in [***] as defined by CFM INTERNATIONAL by the Reference Composite Price Index (CPIb) of [***].

1.	5.3 INDEXES
Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and

Exhibit 10.6(f)
occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS code 336411, base month and year December 2005 = 100, hereinafter mutiplied by [***] and rounded to the first decimal place.)

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 9. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15

2.	5.4 REVISION FORMULA
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3.	5.5 GENERAL PROVISIONS

5.5.1	Roundings

Exhibit 10.6(f)

(i)	The Material index average ([***]) shall be rounded to the nearest second decimal place and the labor index average ([***]) shall be rounded to the nearest first decimal place.

(ii)	CPIn shall be rounded to the nearest second decimal place.

(iii)	The final factor ([***]) shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

After final computation, [***] shall be rounded to the nearest whole number (0.5 rounds to 1).

5.5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

5.5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any to these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.5.4	Annulment of Formula

Exhibit 10.6(f)

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the month of Aircraft Delivery.

5.5.5	Limitations

Should the ratio [***].

Exhibit 10.6(f)
LETTER AGREEMENT NO. 5H

As of April 11th, 2017

JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101

Re: A321 AIRCRAFT PERFORMANCE GUARANTEE – (CFM56-5B3/3 ENGINES)

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of October 25, 2013, Amendment No. 2 dated as of November 19, 2014, Amendments No. 3 and No. 4 dated as of July 26, 2016, Amendment No. 5 dated as of August 9, 2016 and Amendment No. 6 dated as of even date herewith) (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5H (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A321-200 Aircraft as described in the Standard Specification reference E 000 02000 Issue 5 dated 20th June 2011 amended by Specification Change Notices (SCNs) for:

i)    installation of Sharklets

ii)    installation of CFM International CFM56-5B3/3 engines

iii)    the following design weights:

Maximum Take-Off Weight (MTOW)    [***] kg ([***] lb)
Maximum Landing Weight (MLW)    [***] kg ([***] lb)
Maximum Zero Fuel Weight (MZFW)    [***] kg ([***] lb)

iv)    [***]

Exhibit 10.6(f)

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    [***]

3    [***]

4    [***]

5    [***]

6    [***]

7    [***]

8    [***]

9    UNDERTAKING REMEDIES

Should an Aircraft fail to meet the Guarantees specified in this Letter Agreement, the Seller shall use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

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If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AIRBUS S.A.S

By: /s/ Christophe Mourey

Title: Senior Vice President

JETBLUE AIRWAYS CORPORATION

By: /s/ Steve Priest

Title: Chief Financial Officer